UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

Ocean Capital Acquisition Corp

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-43334	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1209 Orange Street

Wilmington, DE 19801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (323) 242-0766

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one right, and one redeemable warrant	OCACU	New York Stock Exchange
Ordinary shares, par value $0.0001 per share	OCAC	New York Stock Exchange
Rights, each entitling the holder to receive one ordinary share upon the consummation of a business combination	OCACR	New York Stock Exchange
Warrants, each exercisable for one ordinary share	OCACW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2026, Ocean Capital Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one right, each right entitling the holder to receive one ordinary share upon the closing of a business combination (each, a “Right”), and one redeemable warrant, each warrant exercisable for one ordinary share at an exercise price of $11.50 per share (each, a “Warrant”). Additionally, the Company granted the underwriters a 45-day option to purchase up to an additional 1,500,000 Units at the initial public offering price to cover over-allotments, and the underwriters exercised such over-allotment option in full at the time of the closing of the IPO for an additional $15,000,000 in gross proceeds.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1/A (File No. 333-282462) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 2, 2024 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated June 8, 2026, by and among the Company and A.G.P./Alliance Global Partners (“A.G.P.”), as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated June 10, 2026, by and between the Company and Odyssey Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated June 10, 2026, by and between the Company and Odyssey Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 10, 2026, by and between the Company and Odyssey Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated June 10, 2026 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 8, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated June 10, 2026, by and among the Company and each director and officer of the Company, a form of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated June 10, 2026, by and between the Company and SB Capital Holding Corporation, which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 150,000 units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit for an aggregate purchase price of $1,500,000. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, in connection with the IPO, Pok Yu (Augustine) Chow, Hiu Man (Elliott) Cheng, and Hin Wing (Simon) Wong (collectively with Kin (Stephen) Sze and Man Kai (Anthony) Ho, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective June 10, 2026, each of Mr. Chow, Mr. Cheng, and Mr. Wong were appointed to the Board’s Audit Committee, with Dr. Hiu Man (Elliott) Cheng serving as chair of the Audit Committee. Each of Mr. Chow, Mr. Cheng, and Mr. Wong was appointed to the Board’s Compensation Committee, with Dr. Hiu Man (Elliott) Cheng serving as chair of the Compensation Committee.

On June 10, 2026, the Company entered into indemnity agreements with each of the Directors and Executive Officers, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

In connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the British Virgin Islands Registrar of Companies. The Amended and Restated Memorandum and Articles of Association have an effective date of June 10, 2026, being the date on which the special resolution to adopt the Amended and Restated Memorandum and Articles of Association was passed. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $115,000,000 of the proceeds from the IPO and the exercise of the accompanying over-allotment option and the sale of the Private Placement Units (which amount includes up to $4,025,000 of the underwriters’ deferred underwriting commissions), was placed in a U.S.-based trust account maintained by Odyssey Transfer & Trust Company, acting as trustee, with the remaining $525,000 of net proceeds not held in the trust account (a portion of which will be used to pay offering expenses). Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 for dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 12 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On June 8, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 10, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 8, 2026, among the Company and A.G.P./Alliance Global Partners, as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated June 10, 2026, by and between the Company and Odyssey Transfer & Trust Company.

4.2	Rights Agreement, dated June 10, 2026, by and between the Company and Odyssey Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated June 10, 2026, by and between the Company and Odyssey Transfer & Trust Company.

10.2	Private Placement Units Purchase Agreement, dated June 10, 2026, between the Company and the Sponsor.

10.3	Letter Agreement, dated June 8, 2026, by and among the Company, Sponsor and each of the officers and directors of the Company.

10.4	Form of Indemnity Agreement.

10.5	Administrative Services Agreement, dated June 10, 2026, between the Company and SB Capital Holding Corporation.

99.1	Press Release, dated June 8, 2026.

99.2	Press Release, dated June 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN CAPITAL ACQUISITION CORPORATION

	By:	/s/ Kin (Stephen) Sze
	Name:	Kin (Stephen) Sze
	Title:	Chief Executive Officer
Dated: June 12, 2026

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